THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION HEREOF OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS THEREUNDER. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR UPON RECEIPT BY THE COMPANY OF AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL TO THE PROPOSED TRANSFEREE OR THE COMPANY AS TO AN EXEMPTION THEREFROM.

                         Warrant Number:
                         Warrant to Subscribe for
                         Shares of Stock


                   STOCK PURCHASE WARRANT

           To Subscribe for and Purchase Stock of

               PROGENICS PHARMACEUTICALS, INC.


                      -------------------


     THIS CERTIFIES that, for value received,                , or registered
assigns, is entitled to subscribe for and purchase from Progenics Pharmaceuticals, Inc., a Delaware corporation (hereinafter called the
"Company"), up to          Warrant Shares (as hereinafter defined) at any
time during the period from the Initial Exercise Date (as hereinafter defined) to and including the close of business on March 12, 2002 at the Warrant Purchase Price (as hereinafter defined). Upon the exercise of this Warrant, the Warrant Shares shall be fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Any exercise of this Warrant shall be subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is one of a series of Warrants issued by the Company in connection with a loan guarantee by
         and                (the "Guarantee") pursuant to a Loan Guarantee
Agreement by and among the Company,                  and                 LLC
dated March 12, 1997. The Initial Exercise Date shall be the earliest of the completion of an IPO (as hereinafter defined), the completion of a Corporate Partnership (as hereinafter defined), the completion of a Sale (as hereinafter defined) or December 31, 1997.

     Section 1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (in minimum lots of 1,000 Warrant Shares or such lesser amount as is at the time unexercised), upon the surrender of this Warrant (properly endorsed if required) at the principal office of the Company in Tarrytown, New York, or such other office or agency of the Company as it may designate by notice in writing to the holder

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 2

hereof at the address of such holder appearing on the books of the Company at any time within the period above named and upon (i) payment to it by certified or bank cashier's check of the purchase price for the Warrant Shares issuable upon such exercise (ii) in the event that the holder is also the holder of a note issued by the Company and the outstanding principal amount of, and/or accrued but unpaid interest on, such note is equal to or greater than the purchase price for the Warrant Shares issuable upon such exercise, by decreasing the outstanding principal amount of, and/or accrued but unpaid interest on, such note by the amount of such purchase price,or
(iii) by the holder surrendering its rights to a number of Warrant Shares having an aggregate Fair Market Value (as hereinafter defined) on the date of exercise equal to or greater than the required purchase price for the Warrant Shares issuable upon such exercise, in which case the holder would receive the number of Warrant Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding thirty
(30) days, after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant exercisable for the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. For purposes of this Section 1, "Fair Market Value" of a share shall mean (a) the closing price (or if there is no closing price, the average of the last reported bid and asked prices regular way) on the day immediately prior to the date of exercise (or if not available on such day, on the last day on which such price is available if such price is available within the prior fifteen days) on the principal national securities exchange is a regional securities exchange and such security is also quoted on the NASDAQ Stock Market, or if not listed or admitted to trading on a national securities exchange or if such principal securities exchange is a regional securities exchange and such security is also quoted on the NASDAQ Stock Market, the average of the highest bid and the lowest asked priced quoted on the NASDAQ Stock Market, or, if not so quoted, as reported by the National Quotation Bureau, Inc. minus (b) the purchase price for one Warrant Share issuable upon exercise, provided, that, if the Company's shares are not traded in such manner that any of the quotations referred to above is available for the day of valuation hereunder, Fair Market Value shall be deemed to be the fair market value as determined by the Board of Directors in good faith, irrespective of any accounting treatment.

     Section 2. Issuance of Shares; Reservation of Common Stock. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant,

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 3

and will at its expense expeditiously upon each such reservation of shares use its best efforts to procure the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which any stock of the Company of the same class as the Warrant Shares are then listed.

     Section 3. Payment of Taxes. The issue of stock certificates on any exercise of this Warrant shall be made without charge to the holder of the Warrant for any documentary stamp tax in respect of the issue thereof. The Company shall not, however, be required to pay any documentary stamp tax or other tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of the Warrant and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

     Section 4. Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrant, but in respect of any final fraction of a share it will make a payment in cash based on the then excess of the market price of the Common Stock over the Warrant Purchase Price. The market price shall be the last regular day sales price of the Common Stock on a national securities exchange where the Common Stock is traded immediately prior to determination of the market price, or, if the Common Stock is not traded on a national securities exchange, the mean of the reported high bid and low asked prices of the Common Stock in the over-the-counter market immediately prior to such determination, or, if not so traded, as determined in good faith by, or at the direction of, the Board of Directors of the Company.

     Section 5.     Adjustments.

     5.1 The term "Basic Warrant Purchase Price" with respect to any period during which this Warrant is outstanding shall mean: (i) if the Company and Bristol-Myers Squibb ("Bristol") enter into a corporate partnership (the "Corporate Partnership") involving a upfront payment to the Company by Bristol of at least $8.0 million prior to December 31, 1997, $3.00 per share, unless, subsequent to the closing of the Corporate Partnership but prior to December 31, 1997, (a) the Company has completed an initial public offering (an "IPO") of its Common Stock, in which case the Basic Warrant Purchase Price shall, upon completion of the IPO, become 50% of the gross sales price of a share of Common Stock in the IPO, or (b) a Sale (as hereinafter defined) of the Company occurs, in which case the Basic Warrant Purchase Price shall, upon completion of a Sale, become 50% of the per share Sale Price (as hereinafter defined), provided that no change shall be made in the Basic Warrant Purchase Price with respect to a Sale if an IPO has previously been completed; (ii) if an IPO occurs prior to December 31, 1997, 50% of the

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 4

gross sales price of a share of Common Stock in the IPO, even if subsequent to the IPO, but prior to December 31, 1997, the Company enters into a Corporate Partnership or there is a Sale of the Company; (iii) if a Sale of the Company occurs prior to December 31, 1997, 50% of the per share Sale Price, or (iv) if, prior to December 31, 1997, the Company does not enter into a Corporate Partnership, the IPO does not occur and there is no Sale of the Company, $1.10 per share. "Sale" is defined herein as (x) a sale by the stockholders of the Company, in a single transaction or a series of related transactions, of the majority of the Company's outstanding stock to a single buyer or group of related buyers, (y) a sale by the Company of all or substantially all of the Company's assets, or (z) a merger in which the stockholders of the Company receive in exchange for their stock in the Company cash or stock of another corporation. "Sale Price" is defined herein as the average consideration received by stockholders per share of Common Stock from the Sale of the Company, with the value of any non-cash consideration to be determined by the Board of Directors of the Company. The Basic Warrant Purchase Price shall be subject to adjustment from time to time as hereinafter provided. The term "Warrant Purchase Price" shall mean, unless and until any such adjustment shall occur, the Basic Warrant Purchase Price resulting from such adjustment and any other previous adjustments.

     5.2 If during the term of this Warrant the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock or any securities convertible into or exchangeable for Common Stock (ii) subdivide its outstanding shares of Common Stock into a larger number of shares, or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares, then the number of Warrant Shares immediately

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 4

after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock that the holder hereof would own or be entitled to receive after the happening of such event if the holder had exercised this Warrant immediately prior to the happening of such event and, in the event of subdivision or combination, the Warrant Purchase Price in effect immediately prior to such event shall be proportionately decreased, in the case of a subdivision, or increased, in the case of a combination. If the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     5.3 If there shall be effected any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger or amalgamation of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (each such event being hereinafter called a "Major Corporate Event") then, as a condition of such Major Corporate Event, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, (i) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 5

theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Major Corporate Event not taken place, and (ii) if such Major Corporate Event is with any person (or any affiliate of such person) who shall have made a purchase, tender or exchange offer which was accepted by the holders of more than ten percent (10%) of the outstanding shares of the class of securities then-purchasable or receivable upon the exercise of this Warrant, the holder of this Warrant shall have been given a reasonable opportunity then to elect to receive, either (x) the stock, securities, cash or properties he would have received pursuant to clause (i) immediately preceding or (y) the stock, securities, cash or properties issued to previous holders of such securities in accordance with such offer, or the equivalent thereof. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Purchase Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Major Corporate Event, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or amalgamation or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. The above provisions of this paragraph shall similarly apply to each successive Major Corporate Event.

     5.4 If the Company shall (except as hereinafter provided) (i) issue any shares of Common Stock ("Additional Common Stock"), (ii) issue any securities convertible into or exchangeable for Common Stock ("Common Stock Convertible Securities") or (iii) issue any warrants and other rights to subscribe for Additional Common Stock or Common Stock Convertible Securities and the consideration per share received upon issuance of any such Additional Common Stock (or in the case of Common Stock Convertible Securities, the consideration per share of Common Stock assuming such Common Stock Convertible Securities had been so converted) or which may at any time thereafter be payable to the Company upon issuance of Additional Common Stock pursuant to such warrants or rights or is less than the Current Market Price per share of the Common Stock, then the Warrant Purchase Price shall be reduced to a price determined by dividing (a) the sum of (i) the total number of shares of Capital Stock (as defined below) outstanding immediately prior to such issuance multiplied by the Warrant Purchase Price in effect immediately prior to such issuance and (ii) the consideration received by the Company upon such issuance, by (b) the number of shares of Capital Stock outstanding immediately after such issuance. Upon such an event, the number of Warrant Shares shall be adjusted to that number determined by a fraction
(i) the numerator of which is the Warrant Purchase Price in effect immediately prior to such event, and (ii) the denominator of which is the newly applicable Warrant Purchase Price following such adjustments as set forth above in this Section 5.4.

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 6

     5.5 (a) "Current Market Price" per share of a security for the purposes of any provision of this Warrant at the date herein specified shall mean the price per share of such security on such date determined by the Board of Directors as provided below. The Current Market Price shall be the average of the daily closing price per share of such security for thirty (30) consecutive business days ending no more than fifteen (15) business days before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30-day period). The closing price for each day shall be the last reported sales price regular way or, in the case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case, on the principal national securities exchange on which such security is listed or admitted to trading, unless such principal national securities exchange is a regional securities exchange and such security is also quoted on the Nasdaq Stock Market, or if not listed or admitted to trading on a national securities exchange or if such principal securities exchange is a regional securities exchange and such security is also quoted on the Nasdaq Stock Market, the average of the highest bid and the lowest asked prices quoted on the Nasdaq Stock Market, or, if not so quoted, as reported by the National Quotation Bureau, Inc.; provided, however, that if such security is not traded in such manner that any of the quotations referred to above is available for the period required hereunder, the Current Market Price per share of such security shall be deemed to be the fair market value as determined by the Board of Directors in good faith, irrespective of any accounting treatment.

          (b) "Capital Stock" shall mean the Common Stock and all other capital stock of the Company that is convertible into Common Stock. For purposes of this Warrant, the number of shares of Capital Stock outstanding at any time shall equal the number of shares of Common Stock outstanding plus the total number of shares of Common Stock into which all other capital stock of the Company outstanding at such time is convertible.

          (c) To the extent that any such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors.

          (d) If the Company takes any action after the date hereof, other than actions described above, which would have an adverse effect upon the rights of the holder of this Warrant, then the Warrant Purchase Price shall be adjusted in such manner and at such time as the Company's Board of Directors shall in good faith determine to be equitable under the circumstances.

          (e) No adjustments shall be made to the number of Warrant Shares or the Warrant Purchase Price under this Section 5 in respect of (1) Common Stock or any other capital stock of the Company to be issued pursuant to the Company's 1989 Stock Option Plan, 1993 Stock Option Plan, 1993 Executive Stock Option Plan, 1996 Stock Incentive Plan or any other stock options or warrants granted or sold to employees, consultants, advisors or directors of the

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 7

Company relating to the provision of services to the Company; (2) shares of Common Stock or any other capital stock of the Company issued by the Company under provisions of the Company's Certificate of Incorporation as from time to time in effect or by virtue of agreements designed to protect against dilution; and (3) shares of Common Stock or any other capital stock of the Company issued or reserved for issuance by the Company upon conversion of any capital stock of the Company.

     5.6 Upon any adjustment of the Warrant Purchase Price or the number of Warrant Shares, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from such adjustment and/or the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5.7  In case at any time:

          (i) the Company shall pay any dividend payable in stock upon the class of securities then-purchasable or receivable upon the exercise of this Warrant or make any distribution (other than regular cash dividends out of earned surplus) to the holders of such securities;

          (ii) the Company shall offer for subscription pro rata to the holders of the class of securities then-purchasable or receivable upon the exercise of this Warrant any additional shares of stock of any class or other rights;

         (iii) there shall be any Major Corporate Event;

          (iv) the Company shall issue Additional Common Stock or Common Stock Convertible Securities; or

          (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant (a) at least twenty days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, amalgamation, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding up, at least twenty days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause
(a) shall also specify, in

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 8

the case of any such dividend, distribution or subscription rights, the date on which the holders of such securities shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of such securities shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

     Section 6. Legend. The holder hereof agrees that upon exercise, in whole or in part, of this Warrant, the certificates representing any securities, so acquired upon exercise may bear a legend substantially as set forth below and that the Company may issue appropriate stop transfer order instructions to any and all transfer agents of the Company.

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and cannot be sold or otherwise transferred except pursuant to registration under said Act or in compliance with an exception therefrom."

     Section 7. No Rights as a Shareholder. The Warrant shall not entitle the holder hereof to any rights as a stockholder of the Company, including, without limitation, voting rights.

     Section 8. Transferability. This Warrant and all rights hereunder are, subject to the provisions regarding stock transfer restrictions and rights of first refusal as set forth in Exhibit B attached to this Warrant, transferable, in whole or in part, at the office or agency of the Company referred to in the second paragraph hereof by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until each transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

     Section 9. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at such office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by such holder hereof at the time of such surrender.

Warrant Number:
Warrant Holder:
Number of Warrant Shares:
Page 9


     IN WITNESS WHEREOF, Progenics Pharmaceuticals, Inc. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated this 9th day of June, 1997.


                                         PROGENICS PHARMACEUTICALS, INC.



                                         ------------------------------
                                         Paul J. Maddon, M.D., Ph.D.
                                         President


ATTEST:



----------------------------
Robert A. McKinney
Assistant Secretary

          [FORM OF LETTER TO EXERCISE THE WARRANTS]



                                                    Date ----------------------


To Progenics Pharmaceuticals, Inc.


     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase the number of shares of Common Stock set forth below which are covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by this Warrant.

     Choose One:

     -----------   Exercise Warrant in full as to _______ shares.

     -----------   Exercise Warrant as to _______ shares and request the
                   issuance of a new Warrant for the balance of _______ shares.


                                  Signature------------------------------------


                                  Print Name:----------------------------------

                                  Address:-------------------------------------

                                          -------------------------------------

                                      EXHIBIT B
                                          to
                                Stock Purchase Warrant
                                       between


                                   (the "Investor")
                                         and
                           Progenics Pharmaceuticals, Inc.
                                   (the "Company")


               STOCK TRANSFER RESTRICTIONS AND RIGHTS OF FIRST REFUSAL


    1. Restrictions on Voluntary Non-Sale Transfers. Except for a proposed sale, the Investor (which term for the purpose of this Exhibit shall include each person who acquires Securities (as hereinafter defined) from the Investor) shall not transfer, pledge or otherwise dispose of any or all of the warrants (the "Warrants") granted to the Investor under the Loan Guarantee Agreement dated March 12, 1997 between the Company and Investor or any security acquired in exercise of or in exchange for the Warrants (collectively, the "Securities") which the Investor then owns to any person, firm, partnership, corporation, trust or other entity other than a Permitted Transferee or Advisory Client (as defined in Section 2), without the prior approval of the Board of Directors. Any such transfer, pledge or other disposition shall be on such terms and conditions as the Board of Directors shall, in its sole discretion, approve, including, without limitation, the condition that the transferee enter into a restrictive agreement with the Company as to the sale, transfer, pledge or other disposition of the Securities on terms and conditions satisfactory to the Company. As used herein the term "Permitted Transferee" means (i) any stockholder of the Company, (ii) a stockholder's spouse, sibling, spouse's sibling, child (natural or adopted), stepchild, grandchild, uncle, aunt, niece, nephew, parent, or grandparent, (iii) any trust for the sole benefit of one or more of the foregoing persons, (iv) a corporation the majority of whose voting securities of all classes is directly or indirectly owned by the Investor,
(v) any non-corporate entity the majority of the beneficial interests of which is owned by the Investor, (vi) a corporation or non-corporate entity which owns, directly or indirectly, a majority of the voting securities of all classes of the Investor, or (vii) a corporation or non-corporate entity, the majority of whose securities or interests of all classes is directly or indirectly owned by the same corporate or non-corporate entity or by the same natural person as the Investor; provided that in each case such transferee, prior to and as a condition of such transfer, must agree in writing to be bound by all of the terms and conditions of this Agreement.

    2. Sale of Securities; Right of First Refusal. In the event the Investor proposes to sell any or all of the Securities (the "Offered Shares") to any person other than a Permitted Transferee or an Advisory Client the Investor shall first give written notice thereof to the Company (the "Notice") and shall offer to sell the Offered Shares to the Company. The term "Advisory Client" shall mean a person with respect to which the Investor acts as an investment advisor and as to which the Investor has direct or indirect securities, commodities or futures trading discretion under an investment advisory contract. The Notice shall specify the name of the person or persons to whom the Investor proposes to transfer the Offered Shares (or if no particular purchaser is identified, then the general class of persons to whom he proposes to transfer the Offered Shares), and a price per share which shall be the minimum price at which the Investor proposes to effect the transfer (the "Minimum Price"). The Notice shall contain an affirmation by the Investor that he or it has a reasonable expectation of being able to effect a transfer at the Minimum Price and to such person or persons (or class of persons) and shall recite the basis for such expectation. The Notice shall offer to sell the Offered Shares to the Company, at the Minimum Price and on such other terms and conditions, if any, not less favorable to the Company as those proposed to be offered to such other person or persons (or class of persons). In the event all or any part of the consideration shall consist of other than cash the Minimum Price shall mean the fair value of such consideration, including the fair value of any promissory notes of the prospective purchaser (taking into account, among other matters, the terms of the notes and the creditworthiness of the prospective purchaser).

    The Company shall act upon the offer of the Investor by giving written notice (the "Company's Notice") to the Investor setting forth the Company's intention as to the Offered Shares. The Company's Notice shall be given as soon as practicable after receipt of the Notice, and in all events within thirty (30) days after such receipt (the "Acceptance Period"). In the event the Company shall elect to purchase or acquire all of the Offered Shares, written notice to the Investor of such election to purchase or so acquire all of the Offered Shares shall, when taken in conjunction with the Notice, be deemed to constitute a valid and legally binding purchase and sale agreement.
 The Company may assign in whole or in part its right to purchase the Offered Shares.

    If the Company fails to accept the Investor's offer to sell all of the Offered Shares, the Investor shall be free to proceed to sell all, but not less than all, of the Offered Shares to the person or persons (or class of persons) specified in the Notice at not less than the Minimum Price. If the Investor fails to complete the proposed sale within a period of ninety (90) days after the earlier to occur of the date of rejection of the offer contained in the Notice or the expiration of the Acceptance Period, then, the Offered Shares shall once again be subject to the requirements of a prior offer pursuant to the provisions of this Agreement.

    The closing of a purchase of Offered Shares by the Company (or its assignee) shall take place at the principal executive offices of the Company on the thirtieth (30th) day following the expiration of the Acceptance Period (unless another time is mutually agreed upon), at which time the Investor shall deliver the stock certificate or certificates representing the Offered Shares so sold (duly endorsed or accompanied by a duly executed stock power or assignment to effect transfer of ownership to the purchaser or purchasers on the records of the Company together with evidence of the payment of any applicable transfer tax) against the Investor's receipt of payment of the Minimum Price in cash (by certified check, bank cashier's check or wire transfer); provided, however, if the Minimum Price consists in whole or in part of promissory notes, the Company shall have the option of giving promissory notes of like tenor or cash in an amount equal to the fair market value of such promissory notes.

    Notwithstanding the foregoing, in the event that the Company fails to accept the offer by the Investor to sell the Offered Shares and the Notice given by the Investor did not identify the specific person to whom the Investor proposed to sell the Offered Shares, the Investor shall not later than fifteen (15) days prior to the closing of the proposed transaction identify the specific proposed purchaser (the "Identified Purchaser") and provide such further information with respect to the Identified Purchaser as the Company may reasonably request. The Offered Shares may not be sold to the Identified Purchaser if the Company gives written notice to the Investor not later than seven (7) days prior to the closing of the proposed transaction stating that the Company intends to purchase the Offered Shares for the price they are proposed to be sold to the Identified Purchaser and within no later than ten (10) days after the date of such written notice the Company (or its assignee) purchases the Offered Shares at the same price and on substantially the same or equivalent terms which the Identified Purchaser was to have purchased the Offered Shares; provided, however, that if the Company (or its assignee) does not so purchase the Offered Shares within such time period the Investor may proceed to consummate the proposed sale with the Identified Purchaser.

    A sale of all or any of the Securities to a Permitted Transferee or Advisory Client shall not be subject to the Right of First Refusal provided herein if prior to and as a condition of such sale such Permitted Transferee or Advisory Client agrees in writing to be bound by all of the terms and conditions of this Agreement.

    3. Involuntary Disposition Other Than By Death. In the event the Securities are subject to an involuntary disposition, including dispositions pursuant to a divorce or separation proceeding, or any other judicial proceeding, but excluding by reason of death of the Investor, the Company shall have the right to repurchase the Securities prior to such disposition. At least thirty (30) days prior to any such disposition the Company shall be given written notice thereof. The purchase price for each share repurchased hereunder shall at any time be the equivalent per share price at which the Company then most recently sold stock to outside investors. If the Board of Directors of the Company (with the Investor abstaining if he is then a member of the Board of Directors) in good faith determines that at the time of such repurchase the fair market value is substantially different than such most recent sales price, it may elect to have the fair market value of such repurchased shares determined by a firm of nationally known independent public accountants mutually agreeable to the Company and the Investor, in which event such fair market value will be the repurchase price. In the event that the Investor believes that at the time of such repurchase the fair market value is substantially different than such most recent sales price, it may elect, at its sole cost and expense, to have the fair market value of such repurchased shares determined by a firm of nationally known independent public accountants mutually agreeable to the Company and the Investor, in which event such fair market value will be the repurchase price. If the Company elects to purchase such shares it shall have the option of paying such purchase price in cash, or by a combination of cash and non-negotiable unsecured promissory note of the Company (the "Company Note"). The Company shall act upon the deemed offer under this section within ninety (90) days of the Company's receipt of written notice setting forth the existence of such an involuntary disposition event.

    The Company Note shall have the following terms: it shall have a maturity of no more than three years; the principal amount thereof will be paid in equal annual installments; interest shall accrue on the unpaid principal amount of the Company Note at the rate of nine percent (9%) simple interest per annum (or such higher rate as may be required to avoid imputed interest under the Internal Revenue Code of 1986, as amended, or under regulations promulgated thereunder), payment of accrued interest shall be made when payments of principal are due; it shall be subject to prepayment at the Company's option without penalty in whole or in part at any time; it shall by its terms be subordinate to, and the holder of the Company Note by receiving the same shall be deemed to have subordinated payment thereof to, existing or future indebtedness to banks or other lending institutions; provided that so long as the Company shall not be in default with respect to said indebtedness, the holder of the Company Note shall be entitled to receive payments of the principal of and interest accrued upon the Company
Note in accordance with its terms.

    4. Dispositions By Reason Of Death. In the event of death of the Investor the beneficiaries of the Investor's estate or others to whom any of the Securities are distributed shall take such Securities subject to the terms and conditions hereof and shall become a party to and shall be bound by the terms and conditions hereof. Notwithstanding the foregoing if the Board of Directors makes a good faith determination that the transfer of the Securities to a particular person as a result of the death of the Investor would not be in the best interest of the Company or its stockholders the transfer shall be deemed to be subject to the provisions of Section 3 and the Company may repurchase the Securities involved as provided therein. For purposes of illustration and without limiting the discretion of the Board, the Board may deem it contrary to the best interests of the Company for any Securities to be sold to a competitor of the Company or a competitor of another company with which the Company is engaged in business.

    5. Lock-Up Agreement. The Investor agrees that the Investor and the Securities shall be bound by any "lock-up" or other agreement between the Company and any underwriter of securities of the Company which may be entered into in connection with a registered initial public offering of the Company's securities.

    6. Transferees To Be Bound By Restrictions. It shall be a condition of any sale, assignment, transfer, pledge or other disposition of Securities that the Investor obtain an agreement, in form and substance satisfactory to the Company, from any such person or persons, pursuant to which such person or persons agree to be bound by and comply with the provisions of this Agreement.

    7. Transfers Void. Any sale, assignment, transfer, pledge or other disposition of Securities which is not in accordance with the provisions of this Agreement shall be void and of no effect and shall not be recognized by the Company.

    8. Restrictions On Stock Certificates. Each certificate representing the Securities owned by the Investor (including certificates acquired after the date hereof) shall bear the following legend on the back thereof:

         "Transfer of shares represented by this Certificate is also subject to certain restrictions and repurchase rights set forth in a Stock Purchase Warrant dated June 9, 1997 between this Company and the holder of these shares."

    9. Termination Of Restrictions. The restrictions contained in this Agreement (other than Section 5 hereof) shall cease to apply upon the earliest to occur of (a) such time as the shares of stock subject to this Agreement are either listed on a national securities exchange or are quoted in the daily over-the-counter list published by The Nasdaq Market, or (b) such class of stock is registered pursuant to the provisions of Section 12(g) of the Securities Exchange Act of 1934, as amended, and is held of record by not less than five hundred (500) persons at the time such determination is made, or (c) the Company is the subject of a merger or consolidation in which the Company is not the surviving entity, or (d) substantially all of the assets of the Company are sold, or (e) on dissolution of the Company. The restrictions contained in Section 5 shall terminate at such time as any such agreement referred to therein terminates.

    10. Power of Attorney. The Investor hereby irrevocably appoints the Chairman, CEO or President of the Company, as from time to time in office, as his attorney-in-fact, acting singly or jointly, to execute any and all stock powers and assignments necessary or useful to accomplish the rights conferred on the Company hereby.

    IN WITNESS WHEREOF, the parties have executed or caused to be executed this Exhibit B as of the date(s) set forth below.

                                               ----------------------------
                                               INVESTOR'S NAME


Dated:---------------, 1997                    By:-------------------------
                                                  Name:
                                                  Title (if applicable):


                                               PROGENICS PHARMACEUTICALS, INC.


Dated:---------------, 1997                    By:-------------------------
                                               Paul J. Maddon, M.D., Ph.D.
                                               Chairman, CEO and President